Exhibit 99.3










                                                         Consolidated Resources
                                                          Health Care Fund II -
                                              Mayfair Nursing Care Center, Ltd.
                                                        (a limited partnership)
                                                       Project No. 043-43062-PM




                                                           Financial Statements
                                               (with supplementary information)
                                                   Year Ended December 31, 2004
                                                                    (Unaudited)

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                                  Balance Sheet
                                                        As of December 31, 2004
                                                                    (unaudited)



Assets

Current
     Cash and cash equivalents                                        $ 958,109
     Medicare/Medicaid accounts receivable (Note 3)                   1,091,073
     Patient receivables, net                                             2,207
     Due from related party (Note 1)                                     70,729
     Prepaid expenses                                                     9,857

Total current assets                                                  2,131,975

Restricted deposits
     Mortgage escrow                                                     43,693
     Reserve for replacements                                           148,737
     Patient trust funds                                                  8,428

Total restricted deposits                                               200,858

Fixed assets
     Land                                                                69,194
     Buildings and improvements                                       2,938,110
     Furniture, fixtures and equipment                                  746,077
     Motor vehicles                                                      56,528

                                                                      3,809,909

Less accumulated depreciation                                       (3,221,519)

Net fixed assets                                                        588,390

Loan costs, net of accumulated amortization of $5,023                     3,787

                                                                     $2,925,010

                                   Consolidated Resources Health Care Fund II -
                      Mayfair Nursing Care Center, Ltd. (a limited partnership)
                                                       Project No. 043-43062-PM

                                                                  Balance Sheet
                                                        As of December 31, 2004
                                                                    (Unaudited)





Liabilities and Partners' Equity

Current liabilities
     Accounts payable                                                 $ 134,574
     Accrued expenses                                                   373,833
     Prepaid revenue, net                                                56,813
     Current portion of mortgage payable (Note 2)                        44,559

Total current liabilities                                               609,779

Patient trust funds                                                       8,428

Other                                                                   185,750
Mortgage payable, less current maturities (Note 2)                    1,255,302

Total liabilities                                                     2,059,259

Partners' equity                                                         865,751










                                                                     $2,925,010

     See accompanying summary of significant accounting policies and notes to financial statements.

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                        Statement of Operations
                                                   Year Ended December 31, 2004
                                                                    (unaudited)


Revenues
     Elderly and congregate services                                 $6,762,371
     Other                                                                8,798

Total Revenues                                                        6,771,169

Expenses (Note 1)
     Administrative                                                     917,504
     Utilities                                                          121,885
     Operating and maintenance                                          401,921
     Taxes and insurance                                                947,319
     Financial                                                          106,597
     Depreciation and amortization                                      232,348
     Elderly and congregate services                                  3,535,672

Total Expenses                                                        6,263,246

Net Income                                                             $507,923

     See accompanying summary of significant accounting policies and notes to financial statements.

                                  Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                       Statement of Charges in Partners' Equity
                                                   Year Ended December 31, 2004
                                                                     (unaudited)


Balance, December 31, 2003                                            $ 339,828

Capital contribution                                                     18,000

Net income                                                              507,923

Balance, December 31, 2004                                             $865,751

     See accompanying summary of significant accounting policies and notes to financial statements.

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                        Statement of Cash Flows
                                                   Year Ended December 31, 2004
                                                                    (unaudited)



Operating activities
     Rental receipts                                                 $6,214,935
     Interest receipts                                                      660
     Other operating receipts                                             8,798

Total receipts                                                        6,224,393

     Other operating expenses                                       (3,469,579)
     Management fees                                                  (334,796)
     Administrative                                                   (584,547)
     Taxes and insurance                                              (803,565)
     Interest on first mortgage                                        (98,398)
     Utilities                                                        (121,885)
     Operating and maintenance                                        (398,163)

Total disbursements                                                 (5,810,933)

Cash provided by operating activities                                   413,460

Investing activities
     Net deposits to the mortgage escrow account                        (4,629)
     Net deposits to the reserve for replacements account                37,664
     Net purchases of fixed assets                                    (122,893)
Cash used in investing activities                                      (89,858)
Financing activities
     Principal payments - first mortgage                               (45,251)
     Capital contributions                                               18,000

Cash used in financing activities                                      (27,251)

Net increase in cash and cash equivalents                               296,351

Cash and cash equivalents, beginning of year                            661,758

Cash and cash equivalents, end of year                                $ 958,109

     See accompanying summary of significant accounting policies and notes to financial statements.

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                        Statement of Cash Flows
                                                   Year Ended December 31, 2004
                                                                    (unaudited)



Reconciliation of net income to net cash provided by
operating activities
     Net income                                                       $ 507,923
     Adjustments to reconcile net income to cash
     provided by operating activities:
         Depreciation                                                   232,094
         Amortization                                                       254
         Changes in assets and liabilities:
              Medicare/Medicaid accounts receivable                  $(548,453)
              Due from related party                                     24,049
              Prepaid expenses                                          (3,838)
              Accounts payable                                          (4,583)
              Accrued expenses                                           59,579
              Prepaid revenue, net                                      (1,678)
              Other                                                     148,113

Cash provided by operating activities                                 $ 413,460

See accompanying summary of significant accounting policies and notes to financial statements.

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                     Summary of Significant Accounting Policies

Organization        Consolidated Resources Health Care Fund II - Mayfair Nursing
                    -Care Center, Ltd. (the "Partnership" or "Center") was organized on January 17, 1985, as a limited partnership under the provisions of the Uniform Limited Partnership Act of Georgia.

                    The partners of the Partnership are Consolidated Resources Health Care Fund II, a Georgia limited partnership, as a 99.5% general partner (the "General Partner") and Life Care Centers of America, Inc., a Tennessee Corporation, as a 0.5% limited partner (the "Limited Partner"). The Partnership was formed to acquire and operate the Mayfair Nursing Care Center (the "Center"), a 100 bed skilled nursing facility located in Columbus, Ohio.

                    The Partnership assumed a mortgage note payable, dated May 16, 1978, which is insured by the U.S. Department of Housing and Urban Development ("HUD") under Section 232 of the National Housing Act. The Regulatory Agreement limits annual distributions of the operating receipts to partners to the extent of surplus cash, as defined.

                    The Regulatory Agreement and related loan agreements require compliance with certain other requirements and covenants. Should material non-compliance occur, HUD and the lender have the ability to exercise various remedies including, but not limited to, foreclosing on the property.

Fixed Assets        Fixed  assets   are   carried   at  cost,  less  appropriate
                    reductions for impairment. Depreciation is computed using the straight line method over lives of 3 to 30 years.

Reserve for         Under the terms of the Regulatory Agreement, the Partnership
Replacements        is  required  to make  monthly  payments  of  $2,000  into a replacement reserve fund which is under the control of the mortgagee. Restricted cash is held by the mortgagee to be used for repair or replacement of property with the approval of HUD.

Deferred Loan       Deferred  loan  costs  consist  of  fees  for  assuming  the
Costs               HUD-insured  mortgage  payable  and  are  amortized  on  the straight-line method over the term of the note.

Operating           Operating revenue is recorded when services are rendered and
Revenue             includes  amounts  reimbursable by the Medicaid and Medicare
                    programs.   Revenues  are  recorded  at  the  estimated  net
                    realizable  amounts from patients,  third-party  payors, and others for services rendered including estimated retroactive adjustments under reimbursement  agreements with third-party payors.  Retroactive adjustments are accrued on an estimated basis in the period the related  services  are  rendered and
                    adjusted  in  future  periods  as  final   settlements   are
                    determined.

Allocation          The Partnership  agreement provides for income and loss from
of Net Income       operations for both financial and tax reporting  purposes to
and Net Loss        be  allocated  99.5% to the General  Partner and 0.5% to the
                    Limited Partner.

Income Taxes        No provision has been made in the financial  statements  for
                    Federal income taxes. Under current law, obligations are the
                    responsibility   of  the   respective   partners,   not  the
                    Partnership.

Cash and Cash       For  purposes  of  the   statement   of  cash  flows,   cash
Equivalents         equivalents   include   U.S.   government   securities   and
                    certificates of deposit with original maturities of three months or less.

Use of Estimates    The  preparation of financial  statements in conformity with generally accepted accounting principles requires management to make estimates and  assumptions  that affect the reported
                    amounts  of  assets  and   liabilities   and  disclosure  of
                    contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates .

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                  Notes to Financial Statements

1. Related Party During 2004 under management agreements, the Center incurred Transactions management fees of $337,540 to Life Care Centers of America,
                    Inc., the Limited Partner,  based upon 5% of gross operating revenues. In addition,  the Center paid Life Care Centers of
                    America,   Inc.   $122,901  for   reimbursement  of  certain
                    administrative salaries.

                    The Center provides dietary services to an adjoining retirement facility, which does not contain a common food preparation area, Mayfair Village, Ltd., Project No. 043-38012-PM, (the "Apartments"), which is also owned by Consolidated Resources Health Care Fund II. The Center provides these services at or near its own cost on a per meal basis. During 2004 the Center received $368,083 from the Apartments for these services. The Center increased its elderly and congregate services revenue by this amount. These costs were included in Elderly and Congregate Services Expenses in the financial statements for the Apartments. At December 31, 2004, $70,729 was receivable from the Apartments.

                    The Center is covered under a blanket insurance policy provided by Leader Care, Ltd., a sister company of Life Care Centers of America, Inc. During 2004, the Center incurred insurance expenses to Leader Care, Ltd. of $173,859, of which $91,338 remains accrued at December 31, 2004.

2. Mortgage         The 7.5% mortgage payable is collateralized by a first trust
   Payable          deed on land, building and furnishings and is insured by the
                    U. S. Department of Housing and Urban Development, payable in monthly installments of principal and interest of and $12,050 and matures January 1, 2020. Future maturities of the mortgage payable as of December 31, 2004 are as follows:

                          Year                                           Amount

                          2005                                         $ 44,559
                          2006                                           52,503
                          2007                                           56,628
                          2008                                           61,025
                          2009                                           65,762
                          Thereafter                                  1,019,384

                                                                     $1,299,861

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                  Notes to Financial Statements


3. Cost             Accounts  receivable and operating  revenue  include amounts
   Reimbursements   estimated by management to be  reimbursable  by Medicaid and
                    Medicare under the provisions of cost reimbursement formulas in effect.  Final determination of amounts earned is subject
                    to  audit  by  the   intermediaries.   In  the   opinion  of
                    management,   adequate  provision  has  been  made  for  any
                    adjustments  that may result from such  audits.  Differences
                    between  estimated   provisions  and  final  settlement  are
                    reflected as charges or credits to operating revenue in the year finalized. Medicaid and Medicare programs accounted for approximately 71 % of operating revenue.

                    Patient accounts receivable are recorded at cost and relate principally to amounts due from private insurance, the Ohio Medicaid program, and Medicare.

                    Amounts due from the Ohio Medicaid program are paid generally within 30 to 60 days from date of billing. Amounts due from the Medicare program are generally received within 30 days.

4. Concentration As of December 31, 2004, the Partnership had cash deposits of Credit Risk in bank accounts which at times exceeded Federal Deposit
                    Insurance  Corporation  limits of $100,000.  Management  has
                    evaluated   the   financial   stability  of  the   financial
                    institution and determined that no significant risk exists with regard to these excess deposits.

5. Distributions Under the Regulatory Agreement for Section 232 projects, to Partners distributions to partners from funds provided by service income are allowed, provided: (1) surplus cash, as defined by IUD is available for such purposes, (2) the project is in compliance with all outstanding notices of requirements for proper maintenance, (3) there is no default under the regulatory agreement or under the mortgage note (4) the party receiving such funds not entitled to retain shall hold, in trust, separate and apart from any other funds. No partner distributions were paid during the year ended
                    December 31, 2004.

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                             Balance Sheet Data
                                                              December 31, 2004
                                                                    (unaudited)

Assets

Current
1120 Cash - operations                                                $ 958,109
1130 Tenant/member accounts receivables                                  38,784
1131 Less allowance for doubtful accounts                                36,577
1130N Net tenant accounts receivable                                      2,207
1137 Medicare/Medicaid/other insurance receivable                     1,091,073
1190 Miscellaneous current assets                                        70,729
1200 Miscellaneous prepaid expenses                                       9,857

1100T Total current assets                                            2,131,975

Deposits held in trust-funded
1191 Tenant/patient deposits held in trust                                8,428

Restricted deposits and funded reserves
1310 Escrow deposits                                                     43,693
1320 Replacement reserves                                               148,737

1300T Total deposits                                                    192,430

Fixed assets
1410 Land                                                                69,194
1420 Buildings                                                        2,938,110
1450 Furniture for project/tenant use                                   746,077
1480 Motor vehicles                                                      56,528

1400T Total fixed assets                                              3,809,909

1495 Less accumulated depreciation                                    3,221,519

1400N Net fixed assets                                                  588,390

Other assets
1520 Intangible assets                                                    3,787

1500T Total other assets                                                  3,787

1000T Total assets                                                   $2,925,010

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                             Balance Sheet Data
                                                              December 31, 2004
                                                                    (unaudited)



Liabilities and Partners' Equity

Current liabilities
2110 Accounts payable - operations                                     $134,574
2120 Accrued wages payable                                              166,067
2121 Accrued payroll taxes payable                                       42,483
2123 Accrued management fee payable                                       3,140
2150 Accrued property taxes                                              53,946
2170 Mortgage payable - first mortgage (short-term)                      44,559
2190 Miscellaneous current liabilities                                  108,197
2210 Prepaid revenue                                                     56,813

2122T Total current liabilities                                         609,779

Deposit liabilities
2191 Tenant/patient deposits held in trust (contra)                       8,428

Long-term liabilities
2320 Mortgage payable -- first mortgage                               1,255,302
2390 Miscellaneous long-term liabilities                                185,750

2300T Total long-term liabilities                                     1,441,052

2000T Total liabilities                                               2,059,259

3130 Partners' equity                                                   865,751








2033T Total liabilities and partners' equity                         $2,925,010

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                           Profit and Loss Data
                                                   Year Ended December 31, 2004
                                                                    (unaudited)


Elderly and congregate services
5300 Nursing homes/assisted living/board care/
     other elderly care/coop and other revenues                      $6,761,711

Financial revenue
5440 Revenue from investments - replacement reserve                         660

5400T Total financial revenue                                               660

Other revenue
5910 Laundry and vending revenue                                            198
5920 Tenant charges                                                       8,600
5900T Total other revenue                                                 8,798

5000T Total revenues                                                  6,771,169

Administrative expenses
6203 Conventions and meetings                                            19,327
6210 Advertising and marketing                                           74,595
6310 Office salaries                                                    193,763
6311 Office expenses                                                     57,568
6320 Management fee                                                     337,540
6330 Manager or superintendent salaries                                 122,901
6340 Legal expense - project                                              5,532
6350 Auditing expenses                                                   22,000
6351 Bookkeeping fee/accounting services                                 23,046
6370 Bad debts                                                           20,371
6390 Miscellaneous administrative expenses                               40,861

6263T Total administrative expenses                                     917,504

Utility expenses
6450 Electricity                                                         40,436
6451 Water                                                               21,896
6452 Gas                                                                 59,553

6400T Total utility expenses                                           $121,885

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                           Profit and Loss Data
                                                   Year Ended December 31, 2004
                                                                    (unaudited)


Operating and maintenance expenses
6510 Payroll                                                           $234,198
6515 Supplies                                                            52,221
6520 Contracts                                                           45,735
6570 Vehicle and maintenance equipment operation and repairs              1,929
6590 Miscellaneous operating and maintenance expenses                    67,838

6500T Total operating and maintenance expenses                          401,921

Taxes and insurance
6710 Real estate taxes                                                   62,751
6711 Payroll taxes (project's share)                                    270,812
6720 Property and liability insurance (hazard)                          226,772
6722 Workmen's compensation                                              25,637
6723 Health insurance and other employee benefits                       197,614
6790 Miscellaneous taxes, licenses, permits and insurance               163,733

6700T Total taxes and insurance                                         947,319

Financial expenses
6820 Interest on first mortgage payable                                  98,398
6850 Mortgage insurance premium/service charge                            6,604
6890 Miscellaneous financial expenses                                     1,595

6800T Total financial expense                                           106,597

Elderly and congregate service expenses
6900 Nursing home/assisted living/board and care/other elderly
     care expenses                                                    3,535,672

6000T Total cost of operations before depreciation                    6,030,898

5060T Profit (loss) before depreciation                                 740,271

Depreciation and amortization
6600 Depreciation                                                       232,094
6610 Amortization                                                           254

5060N Operating profit or (loss)                                       $507,932

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                           Profit and Loss Data
                                                   Year Ended December 31, 2004
                                                                    (unaudited)


Total first mortgage (or bond) principal payments required              $45,251
     during the audit year (12 monthly payments). This
     applies to all direct loans and HUD-held and fully
     insured first mortgages
Total of twelve monthly deposits in the audit year into                  24,000
     reserve account, as required by the regulatory agreement even if payments may be temporarily suspended or reduced

Replacement reserve or residual receipts releases which                      --
     are included as expenses items on this profit and loss statement

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                              Surplus Cash Data
                                                   Year Ended December 31, 2004
                                                                    (unaudited)




Computation of surplus cash
S1300-010 Cash                                                        $ 966,537
S1300-030 Other                                                         929,480

S1300-040 Total cash                                                  1,896,017

Current obligations
51300-075 Accounts payable (due within 30 days)                         134,574
S1300-100 Accrued expenses (not escrowed)                               210,910
         2191 Tenant/patient deposits held in trust
              (contra)                                                    8,428
         2210 Prepaid revenue                                            56,813

S1300-140  Total current obligations                                    410,725

S1300-150 Surplus cash                                                 1,485,292

S1300-200 Amount available for distribution during
          next fiscal period                                          1,485,292

Supplemental Information for Surplus Cash
S1300-031 Other Cash
              Medicare receivables                                      702,416
              Ohio Medicaid receivables                                 227,064

Total other cash                                                      $ 929,480

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                      Fixed Asset Accounts Data
                                                   Year Ended December 31, 2004
                                                                    (unaudited)





   Schedule of changes                         Assets
   in fixed assets     --------------------------------------------------------

                            Balance                                     Balance
                       December 31,                                    December
                               2003     Additions     Deductions        31, 2004
1410 Land                  $ 69,194          $-            $-           $69,194
1420 Buildings            2,849,285      88,825             -         2,938,110
1450 Furniture for          712,009      34,068             -           746,077
     project/tenant use
1480 Motor vehicles          56,528           -             -            56,528

                         $3,687,016    $122,893            $-        $3,809,909
                              1400T      1400AT        1400DT             1400T

1495 Accumulated         $2,989,425    $232,094            $-        $3,221,519
     depreciation             1495P        6600       1400ADT              1495

Total net book value                                                   $ 588,390
                                                                           1400N

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                                   Reserve for Replacement Data
                                                   Year Ended December 31, 2004
                                                                    (unaudited)


Schedule of Reserve for Replacements

1320P     Balance, at beginning of year                                $186,401
1320DT    Monthly deposits                                               24,000
1320INT   Interest on replacement reserve account                           660

1320WT    Less approved withdrawals                                      62,324

1320      Balance, at end of year, confirmed by mortgagee              $148,737

1320R     Deposits suspended or waived indicator                              N

                                   Consolidated Resources Health Care Fund II -
                       Mayfair Nursing Care Center, Ltd (a limited partnership)
                                                       Project No. 043-43062-PM

                                  Schedule of Nursing Home/Assisted Living Data
                                                   Year Ended December 31, 2004
                                                                    (unaudited)





Schedule of 5300 Accounts -Elderly and Congregate Services Income
5301 Private Pay Room & Board                                         $1,251,790
5302 Private Pay Ancillary                                                72,519
5303 Contractual Adjustments                                            (22,860)
5305 Medicare Room & Board                                             1,293,676
5306 Medicare Ancillary                                                1,134,970
5307 Medicare Contractual Adjustments                                    101,221
5309 Medicaid Room & Board                                             3,183,893
5310 Medicaid Ancillary                                                  270,376
5312 Medicaid Contractual Adjustments                                  (842,971)
5321 Hospice                                                              14,077
5325 Other Public Room & Board                                           259,568
5326 Other Public Ancillary                                              256,651
5327 Other Public Adjustment                                           (224,749)
5332 Food                                                                  2,537
5360 Drugs/Medical Supplies and Pharmaceuticals                           11,013

Total                                                                 $6,761,711

Schedule of 6900 Accounts - Elderly and Congregate Services Expense

6930 Dietary Salaries                                                 $ 170,792
6932 Food                                                               397,138
6933 Dietary Supplies                                                    37,987
6940 Registered Nurses Payroll                                          196,771
6941 Licenses Practical Nurses Payroll                                  409,939
6942 Other Nursing Supplies                                           1,033,045
6943 Director of Nurses Salaries                                        316,221
6944 Nursing Purchased Services                                          27,539
6962 Other Medical                                                        1,287
6963 Medical Supplies                                                   126,860
6964 Medical Purchased Services                                          66,051
6966 Pharmacy Supplies                                                  206,867
6967 Pharmacy Purchased Services                                          5,185
6975 Medical Records Salaries                                            41,608
6976 Medical Records Supplies                                             4,444
6977 Medical Records Purchased Services                                     919
6980 Recreation and Rehabilitation                                       49,826
6981 Activities Supplies                                                  8,685
6982 Activities Purchased Services                                        5,763
6983 Rehabilitation Salaries                                            320,479
6984 Rehabilitation Supplies                                              1,509
6985 Rehabilitation Purchased Services                                   19,550
6990 Other Service Expenses                                              87,207

Total                                                                $3,535,672

Nursing Home Supplemental Data

S1900-010  Total Licensed Beds                                              100
S1900-020  Capacity                                                      36,600
S1900-030  Medicare Pay Patient Days                                      6,912
S1900-040  Medicare Pay Patient Days Percentage                             .22
S1900-050  Medicaid Pay Patient Days                                     17,041
S1900-060  Medicaid Pay Patient Days Percentage                             .53
S1900-070  Private Pay Patient Days                                       6,638
S1900-080  Private Pay Patient Days Percentage                              .21
S1900-090  VA Patient Days                                                   67
S1900-100  VA Pay Patient Days Percentage                                   .00
S1900-110  Other Pay Patient Days                                         1,215
S1900-120  Other Pay Patient Days Percentage                                .04
S1900-130  Actual Patient Days                                           31,873
S1900-140  Utilization                                                      .87

Mortgagor's Certification



I hereby certify that I have examined the accompanying financial statements and supplemental material of Consolidated Resources Health Care Fund II - Mayfair Nursing Care Center, Ltd. (a limited partnership), HUD Project No. 043-43062-PM and, to the best of my knowledge and belief, the same is complete and accurate.

                        Consolidated Resources Health Care
                        Fund II - Mayfair Nursing Care Center, Ltd.

                        By:  WelCare Consolidated Resources
                             Corporation of America, its General Partner


                        By:
                          ----------------------------------------------
                          John McMullan, Its Vice President

                          58-1677245
                          ----------------------------------------------

                          Partnership Employer
                          Identification Number


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Managing Agent's Certification


To the Partners of
     Consolidated Resources Health Care Fund II
     Mayfair Nursing Care Center, Ltd.
Atlanta, Georgia


I hereby certify that I have examined the accompanying financial statements and supplemental material of Consolidated Resources Health Care Fund II - Mayfair Nursing Care Center, Ltd. (a limited partnership), HUD Project No. 043-43062-PM and to the best of my knowledge and belief, the same is complete and accurate.

                        By: Life Care Centers of America, Inc. its Management Agent


                        By:
                           --------------------------------------------------
                           Terry Henry, Senior Vice President
                           of Accounting

                           62-0963862
                           --------------------------------------------------
                           Employer Identification Number